          ------------------------------------------------------------
                                MORGAN STANLEY
                                  DEAN WITTER
                                EASTERN EUROPE
                                  FUND, INC.
          ------------------------------------------------------------


                              SEMI-ANNUAL REPORT
                                 JUNE 30, 2000
                          MORGAN STANLEY DEAN WITTER
                          INVESTMENT MANAGEMENT INC.
                              INVESTMENT ADVISER


                          MORGAN STANLEY DEAN WITTER
                           EASTERN EUROPE FUND, INC.
================================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
================================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
Chaseside
Bournemouth BH7 7DB
United Kingdom

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
================================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 2000, the Morgan Stanley Dean Witter Eastern Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -4.17% compared to -3.70% for the Fund's benchmark (described below). For the period from the Fund's commencement of operations on September 30, 1996 through June 30, 2000, the Fund had a total return, based on net asset value per share, of 17.68% compared with 10.00% for its benchmark. Since January 1, 1998, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. For the period from September 30, 1996 through December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. This composite was comprised of 50% of the Moscow Times 50 Index and 50% of the market capitalization weighted Morgan Stanley Capital International
(MSCI) local indices for the Czech Republic, Hungary and Poland. On June 30, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $16 15/16, representing a 13.3% discount to the Fund's net asset value per share.

RUSSIA

Russian equities declined 5.6% during the first half of 2000, despite strong oil prices and continued signs of economic strength, as sentiment has been tempered by the hostilities in Chechnya and the need for substantive economic reform. Vladamir Putin's election as president on March 26, 2000 should provide political stability in Russia and further bolster Russia's economic recovery, which has benefited from oil price strength, debt restructuring and forgiveness, current account surpluses and improving international reserves. President Putin has been seeking to consolidate power and increase centralization among the Russian Confederation. Putin has also been endeavoring to increase the transparency between the government and corporations and to improve minority shareholder rights. Signs of the first real reforms emerged during early June 2000, when the Duma passed a tax bill. The tax law would significantly lower the income tax with the intention of ending tax evasion and widening the tax base.

Although much of Russia's good fortune these past six months may be attributed to the higher price of oil and optimism surrounding Putin's election, healthier fiscal and current accounts have also buoyed the market. Fiscal accounts have benefited from higher government revenues due to higher oil taxes and better tax collection (e.g. from utility companies). Tax measures and changes in the fiscal regime include hikes in tobacco and alcohol excise taxes, the reduction of goods eligible for preferential VAT treatment, and the introduction of a new local sales tax. The significant turnaround in Russia's external trade performance has resulted from the stronger price of oil as well as from the impact of the collapsed Ruble on pushing up import prices. In addition, dramatic improvements in inflation have resulted from a combination of a restrictive monetary policy and willingness by suppliers to cut prices in order to protect market share.

The recovery in public finances has fostered sustainable structural changes, which we believe shall further facilitate a healthier economy going forward. The increased demand and receipt of cash payments for the public budgets has lessened the use of barter and payments in arrears trade.

We are encouraged by Russia's buoyant export sector and industrial production growth, and we anticipate growth for 2000 to reach 5.5%. During the third and fourth quarters of 2000 we anticipate Russia shall reach agreement with the IMF and Paris Club. Russia still needs to concentrate on economic reform and tackling corruption and creating greater transparency in government-controlled companies. The absence of an end to the bitter dispute in Chechnya is also a restraining factor holding back economic growth. We believe Russian equities will perform well in the near-term as we anticipate positive macro fundamentals to remain intact.

CZECH REPUBLIC

Equities in the Czech Republic led the region during the first half of 2000, advancing 6.2%. Gains at the beginning of the year were fueled by strong performance in the telecommunications and banking industries. Modest inflation and declining interest rates have also started to boost consumption. Improving export performance due to a pick-up in Western European demand and a competitive Czech exchange rate have further enhanced prospects for better economic growth this year. During the second quarter of 2000 there was a run on the troubled IPB bank by depositors following an auditor's statement that the bank had lost its capital base and could no longer operate on its own. Subsequently, the government has guaranteed all deposits in IBP, yet we do not anticipate this should raise solvency risk given the government's low debt to GDP level. As the Czech Republic continues to emerge from its recession, export growth to Western Europe remains the main economic driver. The Czech Republic's open economy is particularly geared to the economic pickup in Western Europe, as the ratio of imports and exports to GDP is 120%. We anticipate GDP growth for 2000 to reach 2.5%. Further privatization in the telecom sector should take place dur-ing the second half of 2000 and in the banking sector during the first half of 2001. We anticipate Czech equities will perform well over the near-term, buoyed by privatization and economic growth.

HUNGARY

During the first half of 2000 equities in Hungary declined 7.8%, weighed down towards the end of the second quarter of 2000 by the government's unfavorable price increase for index-heavyweight oil and gas producer MOL and concerns over Hungary's current and fiscal account deficits. Recently, however, Hungary's economy has been exceeding expectations, with a better-than-expected current account and GDP growth reflecting increased domestic production. Exports, primarily to the European Union and Germany, have been strong, and GDP growth is anticipated to reach 5.5% this year. Hungarian exports have a greater value added component than most Czech and Polish exports, and Hungary's established position as a manufacturer and assembler for many large Western European companies has particularly supported the country's trade position. Economic growth should be boosted by a combination of exports (benefiting from the economic recovery of Hungary's main trading partners), private consumption (fueled by real wage growth) and capital formation (including new funds from domestic pension funds). Despite aggressively cutting interest rates earlier this year, the government remains concerned about inflation. However, we anticipate equities should perform well amidst the backdrop of an improving economy and support from strong growth in Western Europe.

POLAND

The Polish equities market advanced 1.5%, notwithstanding heightened political tensions during the first half of 2000. Since the Freedom Union (UW) and its cabinet representatives left the two-party coalition in early June 2000, Poland is now governed by a minority government. It is unlikely that the AWS, the amalgamation of various right-wing solidarity parties, will receive sufficient support from opposition parties to pass any significant legislation, and fiscal policy may be the main casualty. On a positive note, fiscal numbers during the second quarter of 2000 showed improvement compared to the same time last year, supported by higher tax revenues and smoother performance of the state social security fund. In mid-April, the National Bank of Poland removed the Zloty's trading bands and decided to let the market determine the exchange rate. The Zloty weathered the recent political turmoil rather well and substantial capital inflows that are anticipated for this year should minimize the risk of a sharp Zloty sell-off. Polish equities may be fueled by a convergence in valuations of companies in the information technology/Internet/telecoms sectors with their competitive global peers. In addition, Polish companies are forming alliances among major players in the technology, telecommunications and media arenas.

A large current account deficit (forecast to exceed 7.0% of GDP for 2000) and high inflation remain our chief economic concerns, dampening our enthusiasm for Polish equities. Although foreign direct investment should plug most of the current account deficit this year, we anticipate fewer strategic sales of government stakes next year and are cautious given the political instability and disappointing macroeconomic environment.

Sincerely,

/s/ Harold J. Schaaff, Jr,

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

July 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/im.

Morgan Stanley Dean Witter Eastern Europe Fund, Inc.
Investment Summary as of June 30, 2000 (Unaudited)
================================================================================

HISTORICAL
INFORMATION                                                                TOTAL RETURN (%)
                                          -------------------------------------------------------------------------
                                              MARKET VALUE (1)           NET ASSET VALUE (2)             INDEX (3)
                                          ----------------------       --------------------------------------------
                                                         AVERAGE                     AVERAGE                AVERAGE
                                           CUMULATIVE     ANNUAL       CUMULATIVE     ANNUAL   CUMULATIVE    ANNUAL
                                          ------------   --------      -----------   --------  ----------   -------
                    YEAR TO DATE              0.37%         --            -4.17%        --       -3.70%       --
                    ONE YEAR                 11.98       11.98%           17.86      17.86%      18.31     18.31%
                    SINCE INCEPTION*          2.06        0.55            17.68       4.44       10.00      2.58

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                               YEAR ENDED DECEMBER 31,               SIX MONTHS
                                                                                                        ENDED
                                                                                                       JUNE 30,
                                                         1996*         1997       1998       1999        2000
                                                        --------     --------    --------  --------  ----------
Net Asset Value Per Share ..........................    $ 20.77      $ 26.59     $ 12.65    $ 20.38    $ 19.53
Market Value Per Share .............................    $ 18.00      $ 23.88     $  9.81    $ 16.88    $ 16.94
Premium/(Discount) .................................      -13.3%       -10.2%      -22.4%     -17.2%     -13.3%
Income Dividends ...................................    $  0.07           --          --         --         --
Capital Gains Distributions ........................         --      $  3.68     $  0.67         --         --
Fund Total Return (2) ..............................       4.18%       48.19%     -50.62%     61.11%     -4.17%
Index Total Return (3) .............................       9.25%       48.23%     -57.84%     67.30%     -3.70%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) Since January 1, 1998, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. For the period from the commencement of operations through December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. This composite was comprised of 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, and 50% of the Moscow Times 50 Index.
 *  The Fund commenced operations on September 30, 1996.

Morgan Stanley Dean Witter Eastern Europe Fund, Inc.
Portfolio Summary as of June 30, 2000 (Unaudited)
===============================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities           (99.4%)
Short-Term Investments       (0.6%)

-------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Banks                                                  (5.3%)
Diversified Telecommunications Services               (28.4%)
Electric Utilities                                    (12.2%)
Integrated Oil & Gas                                  (16.2%)
Media                                                  (2.6%)
Metals & Mining                                        (4.5%)
Oil & Gas Exploration & Production                    (18.0%)
Software                                               (2.2%)
Telecommunication Services                             (1.7%)
Trading Companies & Distributors                       (2.2%)
Other                                                  (6.7%)

-------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[CHART]

Czech Republic           (13.2%)
Hungary                  (16.8%)
Poland                   (17.0%)
Russia                   (52.5%)
Other                     (0.5%)

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                PERCENT OF
                                                NET ASSETS
                                               ------------
 1.  Surgutneftgaz (Russia)                           18.0%
 2.  LUKoil Holdings (Russia)                         14.5
 3.  Matav Rt. (Hungary)                              11.1
 4.  Unified Energy System (Russia)                    8.0
 5.  SPT Telecom (Czech Republic)                      6.8
 6.  Telekomunikacja Polska (Poland)                   5.9
 7.  CEZ (Czech Republic)                              3.5
 8.  KGHM Polska Miedz (Poland)                        2.4
 9.  Mustcom (Russia)                                  2.4
10.  Elektrim (Poland)                                 2.2
                                                      -----
                                                      74.8%
                                                      =====

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
JUNE 30, 2000

                                                                          SHARES         VALUE
                                                                                         (000)
--------------------------------------------------------------------------------------------------
COMMON STOCKS (99.5%)
(Unless otherwise noted)
--------------------------------------------------------------------------------------------------
CZECH REPUBLIC (13.2%)
BANKS
(a)Ceska Sporitelna                                                       126,430      U.S.$  683
(a)Ceska Sporitelna GDR                                                    16,225              88
(a)Komercni Banka                                                          82,860           1,677
                                                                                       -----------
                                                                                             2,448
                                                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES
(a)SPT Telecom                                                            337,477           5,666
                                                                                       -----------
ELETRIC UTILITIES
(a)CEZ                                                                  1,108,020           2,923
                                                                                       -----------
                                                                                           11,037
                                                                                       -----------
--------------------------------------------------------------------------------------------------
HUNGARY (16.8%)
AUTO COMPONENTS
(a)North American Bus Industries Rt.                                       40,431             861
                                                                                       -----------
BANKS
OTP Bank Rt.                                                               27,970           1,457
                                                                                       -----------
CHEMICALS
Tiszai Vegyi Kombinat Rt.                                                  30,200             416
                                                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES
Matav Rt.                                                                 586,542           4,077
Matav Rt. ADR                                                             152,429           5,249
                                                                                       -----------
                                                                                            9,326
                                                                                       -----------
HOTELS RESTAURANTS & LEISURE
Danubius Hotel and Spa Rt.                                                 24,320             469
                                                                                       -----------
IT CONSULTING & SERVICES
(a)Synergon Information Systems                                            61,500             564
                                                                                       -----------
PHARMACEUTICALS
EGIS Rt.                                                                   13,670             572
Richter Gedeon Rt.                                                          7,750             417
                                                                                       -----------
                                                                                              989
                                                                                       -----------
                                                                                           14,082
                                                                                       -----------
--------------------------------------------------------------------------------------------------
POLAND (17.0%)
BANKS
BRE Bank SA                                                                17,659             547
                                                                                       -----------
COMPUTERS & PERIPHERALS
Optimus SA                                                                 10,444             485
                                                                                       -----------
DIVERSIFIED FINANCIALS
(a)Europejski Fundusz Leasingowy SA GDR                                    82,000           1,321
                                                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekomunikacja Polska GDR                                                712,770           4,922
                                                                                       -----------
MEDIA
(a)Agora SA                                                                50,202           1,326
                                                                                       -----------
METALS & MINING
KGHM Polska Miedz                                                         272,661           2,041
                                                                                       -----------
SOFTWARE
Prokom GDR                                                                 50,660           1,282
Softbank                                                                   10,100             524
                                                                                       -----------
                                                                                            1,806
                                                                                       -----------
--------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS
(a)Elektrim                                                               158,235      U.S.$1,817
                                                                                       -----------
                                                                                           14,265
                                                                                       -----------
--------------------------------------------------------------------------------------------------
RUSSIA (52.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES
(a,b)Mustcom                                                            9,526,809           1,986
Kubanelectrosvyaz                                                          50,000             420
Rostelecom (Preferred)                                                  2,110,000           1,511
                                                                                       -----------
                                                                                            3,917
                                                                                       -----------
ELECTRIC UTILITIES
Irkutskenergo ADR                                                         182,700             635
Unified Energy Systems                                                 18,839,846           2,167
Unified Energy Systems ADR                                                 31,000             356
(a)Unified Energy Systems GDR                                             362,700           4,171
                                                                                       -----------
                                                                                            7,329
                                                                                       -----------
INTEGRATED OIL & GAS
AO Tatneft ADR                                                            141,800           1,391
LUKoil Holdings                                                           147,000           1,879
LUKoil Holdings ADR                                                       140,498           7,182
LUKoil Holdings ADR (Preferred)                                           154,500           3,109
                                                                                       -----------
                                                                                           13,561
                                                                                       -----------
MEDIA
(a)Storyfirst Communications 'A' (Preferred)                                1,920             818
                                                                                       -----------
METALS & MINING
Norilsk Nickel                                                            238,000           1,743
                                                                                       -----------
OIL & GAS EXPLORATION & PRODUCTION
Surgutneftgaz ADR                                                         872,472          11,626
Surgutneftgaz ADR (Preferred)                                          30,310,000           3,455
                                                                                       -----------
                                                                                           15,081
                                                                                       -----------
TELECOMMUNICATION SERVICES
(a)Nizhegordsvyazinform                                                   500,000             500
Nizhegordsvyazinform ADR                                                  250,000             668
St. Petersburg Telephone Network                                          500,000             301
                                                                                       -----------
                                                                                            1,469
                                                                                       -----------
                                                                                           43,918
                                                                                       -----------
--------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost U.S.$86,499)                                                                         83,302
                                                                                       -----------
--------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                           FACE
                                                                          AMOUNT            VALUE
                                                                           (000)            (000)
--------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.6%)
UNITED STATES
REPURCHASE AGREEMENT
Chase Securities, Inc., 6.15%,
dated 6/30/00, due
7/03/00, to be repurchased
at U.S.$504, collateralized
by U.S.$565 United States
Treasury Note, 4.75%, due
11/15/08, valued at
U.S.$517
(Cost U.S.$504)                                                          U.S.$504     U.S.$   504
                                                                                      -----------
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
(Cost U.S.$87,003)                                                                         83,806
                                                                                      -----------
--------------------------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------------------------
OTHER ASSETS (2.7%)
Cash                                                                        1,964
Dividends Receivable                                                          204
Receivable for Investments Sold                                               117
Other                                                                           9           2,294
                                                                       -----------    -----------
--------------------------------------------------------------------------------------------------
LIABILITIES (-2.8%)
Payable For:
Investments Purchased                                                      (1,801)
Custodian Fees                                                               (256)
Investment Advisory Fees                                                     (119)
Professional Fees                                                             (51)
Shareholder Reporting Expenses                                                (45)
Directors' Fees and Expenses                                                  (32)
Administrative Fees                                                           (29)
Other Liabilities                                                             (19)        (2,352)
                                                                       -----------    -----------
--------------------------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 4,287,648, issued and
outstanding U.S.$ 0.01 par value
shares (500,000,000 shares
authorized)                                                                           U.S.$83,748
                                                                                      ===========
--------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                             U.S.$ 19.53
                                                                                      ============
--------------------------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------
Common Stock                                                                          U.S.$    43
Capital Surplus                                                                            88,724
Accumulated Net Investment Loss                                                              (785)
Accumulated Net Realized Loss                                                              (1,011)
Unrealized Depreciation on Investments and
Foreign Currency Translations                                                              (3,223)
--------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                      U.S.$83,748
                                                                                      ============
--------------------------------------------------------------------------------------------------
(a) -- Non-income producing.
(b) -- Security is valued at fair value -- see note A1 to financial statements.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.
--------------------------------------------------------------------------------------------------
SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- JUNE 30, 2000
                                                                                           PERCENT
                                                                                 VALUE      OF NET
INDUSTRY                                                                         (000)      ASSETS
--------------------------------------------------------------------------------------------------
Auto Components                                                            U.S.   $861        1.0%
Banks                                                                            4,452        5.3
Chemicals                                                                          416        0.5
Computers & Peripherals                                                            485        0.6
Diversified Financials                                                           1,321        1.6
Diversified Telecommunication Services                                          23,831       28.4
Electric Utilities                                                              10,252       12.2
Hotels Restaurants & Leisure                                                       469        0.6
Integrated Oil & Gas                                                            13,561       16.2
IT Consulting and Services                                                         564        0.7
Media                                                                            2,144        2.6
Metals & Mining                                                                  3,784        4.5
Oil & Gas Exploration & Production                                              15,081       18.0
Pharmaceuticals                                                                    989        1.2
Software                                                                         1,806        2.2
Telecommunication Services                                                       1,469        1.7
Trading Companies & Distributors                                                 1,817        2.2
Other                                                                              504        0.6
                                                                           -----------   ---------
                                                                           U.S.$83,806     100.1%
                                                                           ===========   =========
--------------------------------------------------------------------------------------------------
SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
JUNE 30, 2000
                                                                                           PERCENT
                                                                              VALUE         OF NET
 COUNTRY                                                                      (000)         ASSETS
--------------------------------------------------------------------------------------------------
Czech Republic                                                                  11,037       13.2%
Hungary                                                                         14,082       16.8
Poland                                                                          14,265       17.0
Russia                                                                          43,918       52.5
United States (short-term investments)                                             504        0.6
                                                                           -----------   ---------
                                                                           U.S.$83,806      100.1%
                                                                           ===========   =========
--------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                                                                   SIX MONTHS ENDED
                                                                                                     JUNE 30, 2000
                                                                                                      (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                   (000)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends .................................................................................       U.S.$          310
Interest ..................................................................................                       50
Less: Foreign Taxes Withheld ..............................................................                      (15)
---------------------------------------------------------------------------------------------------------------------
Total Income ..............................................................................                      345
---------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees ..................................................................                      778
Custodian Fees ............................................................................                       91
Administrative Fees .......................................................................                       83
Professional Fees .........................................................................                       59
Shareholder Reporting Expenses ............................................................                       33
Directors' Fees and Expenses ..............................................................                       15
---------------------------------------------------------------------------------------------------------------------
Total Expenses ............................................................................                    1,059
---------------------------------------------------------------------------------------------------------------------
Net Investment Loss .......................................................................                     (714)
---------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
Investment Securities Sold ................................................................                   17,400
Foreign Currency Transactions .............................................................                     (202)
---------------------------------------------------------------------------------------------------------------------
Net Realized Gain .........................................................................                   17,198
---------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Depreciation on Investments ...............................................................                  (20,477)
Depreciation on Foreign Currency Translations .............................................                      (13)
---------------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation/Depreciation ............................................                  (20,490)
---------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation ................                   (3,292)
---------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................       U.S.$       (4,006)
=====================================================================================================================

                                                                               SIX MONTHS ENDED
                                                                                 JUNE 30, 2000         YEAR ENDED
                                                                                  (UNAUDITED)       DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                                   (000)                (000)
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment Loss ........................................................       U.S.$   (714)        U.S.$ (1,518)
Net Realized Gain ..........................................................             17,198                7,213
Change in Unrealized Appreciation/Depreciation .............................            (20,490)              28,313
---------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations ............             (4,006)              34,008
---------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Repurchase of Shares (172,100 and 307,500 shares, respectively) ............             (3,125)              (3,438)
---------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) ..................................................             (7,131)              30,570
Net Assets:
Beginning of Period ........................................................             90,879               60,309
---------------------------------------------------------------------------------------------------------------------
End of Period (including accumulated net investment loss of
U.S.$(785) and U.S.$(71), respectively) ....................................       U.S.$ 83,748         U.S.$ 90,879
=====================================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                               YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------
                                                    SIX MONTHS ENDED                                               PERIOD FROM
                                                      JUNE 30, 2000                                             SEPTEMBER 30, 1996*
SELECTED PER SHARE DATA AND RATIOS:                   (UNAUDITED)        1999          1998           1997      TO DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............  U.S.$  20.38    U.S.$ 12.65    U.S.$ 26.59    U.S.$  20.77    U.S.$  20.00
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ......................         (0.17)         (0.34)         (0.17)          (0.38)           0.06
Net Realized and Unrealized Gain (Loss) on
Investments .......................................         (0.84)          7.91         (13.21)           9.88            0.78
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations ..................         (1.01)          7.57         (13.38)           9.50            0.84
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income .............................            --             --             --              --           (0.07)
Net Realized Gain .................................            --             --             --           (3.68)             --
In Excess of Net Realized Gain ....................            --             --          (0.67)             --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions ...............................            --             --          (0.67)          (3.68)          (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Anti--Dilutive Effect of Shares Repurchased .......          0.16           0.16           0.11              --              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................  U.S.$  19.53    U.S.$ 20.38    U.S.$ 12.65    U.S.$  26.59    U.S.$  20.77
====================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD .............  U.S.$  16.94    U.S.$ 16.88    U.S.$  9.81    U.S.$  23.88    U.S.$  18.00
====================================================================================================================================
TOTAL INVESTMENT RETURN:
Market Value ......................................          0.37%         71.98%        (57.34)%         53.53%          (9.72)%
Net Asset Value (1) ...............................         (4.17)%        61.11%        (50.62)%         48.19%           4.18%
====================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) .............  U.S.$ 83,748    U.S.$90,879    U.S.$60,309    U.S.$133,071    U.S.$103,945
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ...........          2.17%**        2.51%          2.51%           2.50%           3.30%**
Ratio of Net Investment Income (Loss) to Average
Net Assets ........................................         (1.48)%**      (2.25)%        (0.89)%         (1.27)%          1.15%**
Portfolio Turnover Rate ...........................            69%           161%            96%             71%              2%
------------------------------------------------------------------------------------------------------------------------------------

*   Commencement of operations.
**  Annualized.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
---------

     Morgan Stanley Dean Witter Eastern Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 3, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. All non-equity securities as to which market quotations are readily available are valued at their market values. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized ap-preciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Fund. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quo-tations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six month period ended June 30, 2000, the Fund's investments in the derivative instruments described above only included foreign currency exchange contracts.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.60% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. For the six month period ended June 30, 2000, the Fund made purchases and sales totaling $64,197,000 and $68,774,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2000, the U.S. Federal income tax cost basis of securities was $87,003,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $3,197,000, of which $13,160,000 related to appreciated securities and $16,357,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $17,030,000 available to offset future capital gains which will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

F. For the six month period ended June 30, 2000, the Fund incurred $3,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

G. A significant portion of the Fund's assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Securities in emerging markets involve certain considerations and risks not typically associated with investments in the United States. In addition to smaller size, lesser liquidity and greater volatility, certain securities' markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

Settlement and registration of securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible the Fund could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2000, the deferred fees payable, under the Plan, totaled $32,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six month period ended June 30, 2000, the Fund repurchased 172,100 or 3.86% shares of its Common Stock at an average price per share of $18.11, excluding $9,000 in commissions, and an average discount of 18.51% from net asset value per share. For the year ended December 31, 1999, the Fund repurchased 307,500 shares or 6.45% of its Common Stock at an average price per share of $11.13, excluding $15,000 in Commissions, and an average discount of 17.78% from net asset value per share. Since the inception of the program, the Fund has repurchased 750,100 shares or 14.89% of its Common Stock at an average price per share of $11.98, excluding $39,000 in commissions paid, and an average discount of 17.95% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

                     J.   Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Fund was held on June 15, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                                 VOTES IN              VOTES             VOTES
PROPOSAL:                                                                        FAVOR OF             AGAINST           ABSTAINED
---------                                                                       ----------           ---------         -----------
1. To elect the following Directors:  Andrew McNally IV ....................... 4,062,731               84,320              --
                                      Frederick O. Robertshaw ................. 4,062,731               84,320              --
                                      Harold J. Schaaff, Jr ................... 4,062,731               84,320              --
                                      Fergus Reid ............................. 4,062,731               84,320              --
                                      Graham E. Jones ......................... 4,062,731               84,320              --
                                      John D. Barrett II ...................... 4,062,731               84,320              --
                                      Samuel T. Reeves. ....................... 4,062,731               84,320              --
                                      Gerard E. Jones ......................... 4,062,731               84,320              --

The Annual Meeting of the Stockholders of the Fund was reconvened on August 1, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                                 VOTES IN              VOTES             VOTES
PROPOSAL:                                                                        FAVOR OF             AGAINST           ABSTAINED
---------                                                                       ----------           ---------         -----------
2. To ratify the selection of Ernst & Young LLP
   as independent accountants of the Fund ...................................... 3,746,002              127,546           4,774

--------------------------------------------------------------------------------
CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS, IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP, WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS, AUDIT COMMITTEE AND SHAREHOLDERS, ENGAGED ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS AS OF AUGUST 1, 2000.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

             Morgan Stanley Dean Witter Eastern Europe Fund, Inc.
             American Stock Transfer & Trust Company
             Dividend Reinvestment and Cash Purchase Plan
             40 Wall Street
             New York, NY 10005
             1-800-278-4353


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